UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 28, 2009

AEROGROW INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-50888	46-0510685
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)

6075 Longbow Dr. Suite 200, Boulder, Colorado	80301
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code:  (303) 444-7755

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

AeroGrow International, Inc. (the “Company”) is party to a Business Loan Agreement, dated May 19, 2008, with First National Bank as lender (“FNB”), and Jack J. Walker, a director of the Company, as co-borrower, for a loan in the principal amount of $1,000,000 (the “First National Loan”).  Pursuant to the terms of the First National Loan, the Company and Mr. Walker simultaneously entered into a promissory note wherein they jointly and severally promised to repay to FNB the principal amount of $1,000,000 on or before May 19, 2009.  On May 19, 2009, the Company, Mr. Walker, and FNB entered into a Change in Terms Agreement extending the maturity of the First National Loan until July 19, 2009, and increasing the interest rate from the Wall Street Journal Prime Rate plus .50% floating to the Wall Street Journal Prime Rate plus 2.0% floating, with a floor interest rate of 5.50%.

On August 28, 2009, the Company, Mr. Walker, and FNB entered into a Change in Terms Agreement effective as of July 19, 2009 (the “Second Change in Terms Agreement”), extending the maturity of the First National Loan until November 30, 2009.  In addition, the Second Change in Terms Agreement increases the interest rate to a fixed rate of 7% per annum, and provides for principal payments of $100,000 upon the closing of the Second Change in Terms Agreement, and then principal payments of $50,000, $50,000, and $100,000 on August 31, 2009, September 30, 2009, and October 31, 2009, respectively.  The Company paid a facility fee of $2,500 to FNB at closing.

On August 28 through September 1, 2009, the Company entered into bridge financing arrangements totaling $500,000 (the “Bridge Loans”) with six lenders (the “Lenders”) as detailed in the table below.  The Bridge Loans are unsecured, mature on November 16, 2009, and bear interest at 15% per annum with interest payments due when the principal amounts are repaid.  The Company issued 500,000 warrants to purchase common shares of the Company to the Lenders.  Each of the warrants has a five-year term and an exercise price of $0.25 per common share.

Lender	Relationship to the Company	Bridge Loan Amount	Date of Loan	Warrants Issued to Lender
Lazarus Investment Partners LLLP	Greater than 10% beneficial owner	$250,000	September 1, 2009	250,000
Jack J. Walker	Chairman, director, greater than 10% beneficial owner	$100,000	August 28, 2009	100,000
Michael S. Barish	Director, greater than 5% beneficial owner	$75,000	September 1, 2009	75,000
Jervis B. Perkins	Chief Executive Officer, director, and greater than 10% beneficial owner	$25,000	August 28, 2009	25,000
J. Michael Wolfe	Employee and greater than 10% beneficial owner	$25,000	September 1, 2009	25,000
H. Leigh Severance	Greater than 10% beneficial owner	$25,000	September 1, 2009	25,000

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AeroGrow International, Inc.

By: /s/ H. MacGregor Clarke
H. MacGregor Clarke
Chief Financial Officer and Treasurer

DATED:  September 2, 2009